LVIP VIP Mid Cap Managed Volatility Portfolio – Standard Class Supplement Dated September 29, 2016 to the Prospectus and the Statement of Additional Information dated May 1, 2016

This Supplement updates certain information in the Prospectus and Statement of Additional Information for the LVIP VIP Mid Cap Managed Volatility Portfolio (the “Fund”). You may obtain copies of the Fund’s Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Please keep this Supplement with your Prospectus and other important records.

On September 26, 2016, the Board of Trustees of the Fund approved a plan of liquidation (“Plan”) for Standard Class Shares of the Fund (the “Liquidating Class”), a series of Lincoln Variable Insurance Products Trust (the “Trust”), and submission of the Plan to the beneficial owners of the Liquidating Class, including contract owners of variable life insurance policies and variable annuity contracts who have selected the Liquidating Class for investment through those policies or contracts and therefore have a beneficial interest in shares of the Liquidating Class (“Beneficial Owners”).

The liquidation of the Liquidating Class will occur only if the Plan is approved by Beneficial Owners. The Fund will be mailing Beneficial Owners a proxy statement with important information they should consider before voting on the plan. If approved, the liquidation of the Fund is expected to occur on or about December 9, 2016 (“Liquidation Date”).

Transfers in and out of the Liquidating Class.    At any time prior to the Liquidation Date, Beneficial Owners may, without penalty, transfer out of the Liquidating Class consistent with the transfer provisions of the applicable variable life insurance or variable annuity product prospectus. Contract owners may transfer into any other available investment option under their policy or contract. Please see your variable product prospectus for information about other funds available for investment offered in your product. Please see your product prospectus for more information on transfers, including any restrictions on transfers into the Fund before the Liquidation Date.